                                                                  Exhibit 99

KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------x
                                                :
In re                                           :   Chapter 11
                                                :
SOLUTIA INC., ET AL.,                           :   Case No. 03-17949 (PCB)
                                                :
         Debtors.                               :   (Jointly Administered)
                                                :
------------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises Inc.       Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---

                     MONTHLY OPERATING STATEMENT FOR THE
                           MONTH OF APRIL 2005(1)
                           ----------------------

(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------x
                                                :
In re                                           :   Chapter 11
                                                :
SOLUTIA INC., ET AL.,                           :   Case No. 03-17949 (PCB)
                                                :
         Debtors.                               :   (Jointly Administered)
                                                :
------------------------------------------------x

                     MONTHLY OPERATING STATEMENT FOR THE
                             MONTH OF APRIL 2005
                             -------------------

DEBTORS' ADDRESS:                     575 Maryville Centre Dr.
                                      St. Louis, MO 63141

DEBTORS' ATTORNEY:                    KIRKLAND & ELLIS LLP
                                      Richard M. Cieri (RC-6062)
                                      Jonathan S. Henes (JH-1979)
                                      Citigroup Center
                                      153 East 53rd Street
                                      New York, New York 10022-4675

CURRENT MONTH NET INCOME ($M):        $4

REPORT PREPARER:                      Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: May 18, 2005                            /s/ Timothy J. Spihlman
                                            -------------------------
                                            Timothy J. Spihlman
                                            Vice President and Controller

Indicate if this is an amended statement by checking here:
                                                           ---

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                       MONTHLY DISBURSEMENTS BY DEBTOR
                         For the Month of April 2005

----------------------------------------------------------------------------

Solutia Inc.                                             $ 212,113,086.83
----------------------------------------------------------------------------

Solutia Business Enterprises Inc.*                       $ --
----------------------------------------------------------------------------

Solutia Systems, Inc.                                    $ 13,000.00
----------------------------------------------------------------------------

Solutia Overseas, Inc.*                                  $ --
----------------------------------------------------------------------------

CPFilms Inc.                                             $ 8,586,436.86
----------------------------------------------------------------------------

Solutia Management Company, Inc.*                        $ --
----------------------------------------------------------------------------

Monchem International, Inc.*                             $ --
----------------------------------------------------------------------------

Axio Research Corporation                                $ 27.01
----------------------------------------------------------------------------

Solutia Investments, LLC*                                $ --
----------------------------------------------------------------------------

Beamer Road Management Company*                          $ --
----------------------------------------------------------------------------

Monchem, Inc.*                                           $ --
----------------------------------------------------------------------------

Solutia Inter-America, Inc.                              $ 131,988.80
----------------------------------------------------------------------------

Solutia International Holding, LLC*                      $ --
----------------------------------------------------------------------------

Solutia Taiwan, Inc.                                     $ 14,631.91
----------------------------------------------------------------------------

Solutia Greater China, Inc.*                             $ --
----------------------------------------------------------------------------

*These non-operating debtors had no constructive disbursements made on their behalf.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                           STATEMENT ON INSURANCE
                         For the Month of April 2005

All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
              STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                            (DOLLARS IN MILLIONS)

                                                              MONTH ENDED
                                                             APRIL 30, 2005
                                                             --------------
TOTAL NET SALES                                                   $255
TOTAL COST OF GOODS SOLD                                           223
                                                                  ----
GROSS PROFIT                                                        32

TOTAL MAT EXPENSE                                                   23

                                                                  ----
OPERATING INCOME                                                     9

EQUITY EARNINGS FROM AFFILIATES                                     10
INTEREST EXPENSE                                                    (7)
OTHER INCOME, NET                                                    1

REORGANIZATION ITEMS:

  Professional fees                                                 (6)

                                                                  ----
INCOME BEFORE TAXES                                                  7
Income tax expense                                                   1
                                                                  ----
NET INCOME                                                        $  6
                                                                  ====

See Accompanying Notes to Consolidated Financial Statements


*Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
          STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                            AS OF APRIL 30, 2005

                                                                  (Dollars in
                                ASSETS                             millions)
                                ------                            -----------
Cash                                                                $    67
Trade Receivables, net                                                  311
Inventories                                                             255
Other Current Assets                                                     93
                                                                    -------
TOTAL CURRENT ASSETS                                                    726
Property, Plant and Equipment, net                                      817
Investments in Affiliates                                               189
Intangible Assets, net                                                  113
Other Assets                                                            139
                                                                    -------
TOTAL ASSETS                                                        $ 1,984
                                                                    =======

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                    $   194
Short Term Debt                                                         300
Other Current Liabilities                                               212
                                                                    -------
TOTAL CURRENT LIABILITIES                                               706
Long-Term Debt                                                          270
Other Long-Term Liabilities                                             261
                                                                    -------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                           1,237
LIABILITIES SUBJECT TO COMPROMISE                                     2,170
SHAREHOLDERS' DEFICIT                                                (1,423)
                                                                    -------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                           $ 1,984
                                                                    =======

See Accompanying Notes to Consolidated Financial Statements

*Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
              STATEMENT OF CONSOLIDATED CASH FLOWS (UNAUDITED)

                            (DOLLARS IN MILLIONS)

                                                                 MONTH ENDED
                                                                APRIL 30, 2005
                                                                --------------
NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                         $  6
  Depreciation and amortization                                        10
  Restructuring expenses and other unusual items                       (6)
  Changes in assets and liabilities:
    Trade receivables                                                 (14)
    Inventories                                                         8
    Accounts payable                                                    1
    Other assets and liabilities                                       25
                                                                     ----
  NET CASH PROVIDED BEFORE REORGANIZATION ITEMS                        30
  OPERATING CASH FLOWS - REORGANIZATION ITEMS:
    Professional services fees                                         (4)
    Employee severance and retention payments                          (3)
                                                                     ----
      NET CASH USED IN REORGANIZATION ITEMS                            (7)
                                                                     ----
      NET CASH PROVIDED BY OPERATING ACTIVITIES                        23
                                                                     ====

NET CASH USED IN INVESTING ACTIVITIES:
  Property, plant and equipment purchases                              (4)
                                                                     ----
      NET CASH USED IN INVESTING ACTIVITIES                            (4)
                                                                     ====

NET CASH USED IN FINANCING ACTIVITIES:
  Net change in short-term debt obligations                           (20)
  Net change in cash collateralized letters of credit                   2
                                                                     ----
      NET CASH USED IN FINANCING ACTIVITIES                           (18)
                                                                     ====

NET INCREASE IN CASH AND CASH EQUIVALENTS                               1
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                         66
                                                                     ----
CASH AND CASH EQUIVALENTS, END OF PERIOD                             $ 67
                                                                     ====

See Accompanying Notes to Consolidated Financial Statements

*Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                         SOLUTIA CHAPTER 11 DEBTORS
              STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                            (DOLLARS IN MILLIONS)

                                                                 MONTH ENDED
                                                               APRIL 30, 2005
                                                               --------------
TOTAL NET SALES                                                     $204
TOTAL COST OF GOODS SOLD                                             187
                                                                    ----
GROSS PROFIT                                                          17

TOTAL MAT EXPENSE                                                     18

                                                                    ----
OPERATING LOSS                                                        (1)

EQUITY EARNINGS FROM AFFILIATES                                       11
INTEREST EXPENSE, NET                                                 (5)
OTHER INCOME, NET                                                      3

REORGANIZATION ITEMS:

  Professional fees                                                   (4)

                                                                    ----
INCOME BEFORE TAXES                                                    4
Income Taxes                                                           -
                                                                    ----
NET INCOME                                                          $  4
                                                                    ====

See Accompanying Notes to Consolidated Financial Statements.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                         SOLUTIA CHAPTER 11 DEBTORS
          STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                            AS OF APRIL 30, 2005

                                                                   (Dollars in
                                ASSETS                              millions)
                                ------                             -----------
Cash                                                                 $     9
Trade Receivables, net                                                   173
Account Receivables-Unconsolidated Subsidiaries                           50
Inventories                                                              157
Other Current Assets                                                      56
                                                                     -------
TOTAL CURRENT ASSETS                                                     445
Property, Plant and Equipment, net                                       685
Investments in Subsidiaries and Affiliates                               515
Intangible Assets, net                                                   101
Other Assets                                                              88
                                                                     -------
TOTAL ASSETS                                                         $ 1,834
                                                                     =======

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                     $   152
Short Term Debt                                                          300
Other Current Liabilities                                                152
                                                                     -------
TOTAL CURRENT LIABILITIES                                                604
Other Long-Term Liabilities                                              208
                                                                     -------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                              812
LIABILITIES SUBJECT TO COMPROMISE                                      2,282
SHAREHOLDERS' DEFICIT                                                 (1,260)
                                                                     -------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                            $ 1,834
                                                                     =======

See Accompanying Notes to Consolidated Financial Statements

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialty products such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc.). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "spinoff"). As a result of the spinoff, on September 1, 1997 Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003 Solutia Inc. and its 14 U.S. subsidiaries (collectively, "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet by reducing indebtedness to appropriate levels, to streamline operations and reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern, and to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain postretirement benefits and liabilities under operating contracts, all of which were assumed at the time of the spinoff of Solutia from Pharmacia (collectively, "legacy liabilities"). These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs have been an obstacle to Solutia's financial stability and success. While Solutia believes it will be able to significantly reduce the legacy liabilities through the bankruptcy process, there can be no certainty that it will be successful in doing so.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, all orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the bankruptcy court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the bankruptcy court.

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to order of the bankruptcy court. November 30, 2004 was the last date by which holders of pre-filing date claims against the Debtors could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution with respect to such claim. Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet completed its analysis of all the proofs of claim. Because the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         In order to exit Chapter 11 successfully, Solutia must propose and obtain confirmation by the bankruptcy court of a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code. As provided by the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The bankruptcy court has subsequently approved several extensions of the exclusivity period, the most recent of which is set to expire on July 11, 2005. No assurance can be given that any future extension requests will be granted by the bankruptcy court. Moreover, although Solutia expects to file a plan of reorganization that provides for Solutia's emergence from bankruptcy as a going concern, there can be no assurance that a plan of reorganization will be confirmed by the bankruptcy court or that any such plan will be implemented successfully.

         Solutia believes that its plan of reorganization will result in cancellation of its existing shares of common stock, as well as options and warrants to purchase its common stock, and that it is unlikely that holders of Solutia's common stock, including options and warrants to purchase Solutia's common stock, will receive any consideration for that stock or those options and warrants in such a plan of reorganization. Solutia is unable to estimate what recovery such a plan of reorganization will provide to holders of Solutia's outstanding debt securities. While Solutia filed for Chapter 11 in part to gain relief from the legacy liabilities it was required to assume when it was spun off from Pharmacia, the extent to which such relief will be achieved is uncertain at this time. It is also possible that Solutia will agree to retain a portion of the legacy liabilities as part of its plan of reorganization.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the statement of consolidated financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At April 30, 2005, total liquidity for the Solutia Group was approximately $200 million, consisting of $67 million of cash and DIP facility availability of $133 million. At April 30, 2005, total liquidity for the Solutia Chapter 11 Debtors was approximately $142 million, consisting of $9 million of cash and DIP facility availability of $133 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2004 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2005.

3. SUPPLEMENTAL INFORMATION - STATEMENT OF CONSOLIDATED CASH FLOWS

Restructuring Expenses and Other Unusual Items

         Restructuring expenses and other unusual items included in the consolidated statement of operations and the statement of consolidated cash flows consisted of a one-time, non-operational gain of $6 million incurred by one of Solutia's equity affiliates.

                                  SOLUTIA INC., ET. AL.,
                      Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                  (Debtors in Possession)


                                SOLUTIA CHAPTER 11 DEBTORS
          SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                MONTH ENDED APRIL 30, 2005


                                       PRE-PETITION      POST-PETITION            TOTAL
                                          AMOUNT            AMOUNT               AMOUNT
                                       ------------      -------------           ------


1.  GROSS SALARIES AND WAGES                 -           22,865,813.19        22,865,813.19

2.  PAYROLL TAXES WITHHELD                   -            6,029,165.64         6,029,165.64

3.  EMPLOYER PAYROLL TAX CONTRIBUTED         -            1,744,794.96         1,744,794.96

4.  GROSS TAXABLE SALES                      -            1,025,549.53         1,025,549.53

5.  SALES TAXES COLLECTED                    -              359,254.13           359,254.13

6.  PROPERTY TAXES PAID                      -              240,936.48           240,936.48

7.  OTHER TAXES PAID                         -               37,585.00            37,585.00

                                  SOLUTIA INC., ET. AL.,
                      Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                  (Debtors in Possession)


                                SOLUTIA CHAPTER 11 DEBTORS
          SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                MONTH ENDED APRIL 30, 2005


DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                  PRE-PETITION   POST-PETITION      TOTAL                                   ITEM
    DEBTOR ENTITY          DATE      AMOUNT         AMOUNT          AMOUNT            TYPE OF TAX          NUMBER
-----------------------------------------------------------------------------------------------------------------
Solutia Inc.             04/01/05       -          277,738.49      277,738.49    Employee Payroll Taxes      2
Solutia Inc.             04/06/05       -          100,671.34      100,671.34    Employee Payroll Taxes      2
Solutia Inc.             04/07/05       -           73,998.39       73,998.39    Employee Payroll Taxes      2
Solutia Inc.             04/08/05       -          195,878.23      195,878.23    Employee Payroll Taxes      2
Solutia Inc.             04/11/05       -           14,885.18       14,885.18    Employee Payroll Taxes      2
Solutia Inc.             04/13/05       -           89,676.82       89,676.82    Employee Payroll Taxes      2
Solutia Inc.             04/14/05       -          190,000.59      190,000.59    Employee Payroll Taxes      2
Solutia Inc.             04/15/05       -        1,702,165.59    1,702,165.59    Employee Payroll Taxes      2
Solutia Inc.             04/20/05       -           92,738.32       92,738.32    Employee Payroll Taxes      2
Solutia Inc.             04/21/05       -           71,382.22       71,382.22    Employee Payroll Taxes      2
Solutia Inc.             04/22/05       -          288,046.85      288,046.85    Employee Payroll Taxes      2
Solutia Inc.             04/25/05       -              832.05          832.05    Employee Payroll Taxes      2
Solutia Inc.             04/27/05       -           98,925.95       98,925.95    Employee Payroll Taxes      2
Solutia Inc.             04/28/05       -          186,244.29      186,244.29    Employee Payroll Taxes      2
Solutia Inc.             04/29/05       -        2,634,631.72    2,634,631.72    Employee Payroll Taxes      2
Solutia Inc.             04/01/05       -           59,022.75       59,022.75    Employer Payroll Taxes      3
Solutia Inc.             04/06/05       -           28,764.27       28,764.27    Employer Payroll Taxes      3
Solutia Inc.             04/07/05       -           23,065.18       23,065.18    Employer Payroll Taxes      3
Solutia Inc.             04/08/05       -           46,046.03       46,046.03    Employer Payroll Taxes      3
Solutia Inc.             04/11/05       -            2,946.17        2,946.17    Employer Payroll Taxes      3
Solutia Inc.             04/13/05       -           26,180.45       26,180.45    Employer Payroll Taxes      3
Solutia Inc.             04/14/05       -           63,037.10       63,037.10    Employer Payroll Taxes      3
Solutia Inc.             04/15/05       -          568,820.69      568,820.69    Employer Payroll Taxes      3
Solutia Inc.             04/20/05       -           94,708.80       94,708.80    Employer Payroll Taxes      3
Solutia Inc.             04/21/05       -           21,981.38       21,981.38    Employer Payroll Taxes      3
Solutia Inc.             04/22/05       -           77,426.18       77,426.18    Employer Payroll Taxes      3
Solutia Inc.             04/25/05       -          343,065.65      343,065.65    Employer Payroll Taxes      3
Solutia Inc.             04/27/05       -        1,085,293.54    1,085,293.54    Employer Payroll Taxes      3
Solutia Inc.             04/28/05       -           62,177.70       62,177.70    Employer Payroll Taxes      3
Solutia Inc.             04/29/05       -          733,848.62      733,848.62    Employer Payroll Taxes      3
Solutia Inc.             04/15/05       -            4,977.11        4,977.11    Sale/Use                    5
Solutia Inc.             04/19/05       -          294,941.09      294,941.09    Sale/Use                    5
CP Films, Inc.           04/28/05       -           53,960.02       53,960.02    Sales                       5
CP Films, Inc.           04/28/05       -            5,375.91        5,375.91    Use                         5
Solutia Inc.             04/05/05       -               19.00           19.00    Property Tax                6
Solutia Inc.             04/28/05       -          240,917.48      240,917.48    Property Tax                6
Solutia Inc.             04/01/05       -              170.00          170.00    Annual Report               7
CP Films, Inc.           04/11/05       -           24,100.00       24,100.00    Other- Income               7
Solutia Systems, Inc.    04/11/05       -           13,000.00       13,000.00    Other- Income               7
Solutia Inc.             04/14/05       -              315.00          315.00    Annual Report               7